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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):         February 18, 2003
                                                 -------------------------------


                               THE TIMKEN COMPANY
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Ohio                           1-1169                    34-0577130
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)               File Number)           Identification No.)


1835 Dueber Avenue, S.W., Canton, Ohio                              44706-2798
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (330) 438-3000
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On February 18, 2003, The Timken Company ("Timken") completed the acquisition of the Engineered Solutions business of Ingersoll-Rand Company Limited ("IR"). Under the terms of the definitive Stock and Asset Purchase Agreement, dated as of October 16, 2002, as amended as of February 18, 2003, by and between Timken, on behalf of itself and certain of its subsidiaries, and IR, on behalf of itself and certain of its subsidiaries (the "Purchase Agreement"), Timken acquired certain IR subsidiaries, including The Torrington Company, joint venture interests and other assets, including real property, manufacturing facilities and related machinery and equipment used in the Engineered Solutions business, effective as of February 16, 2003 (the "Transaction"). IR has historically used the assets sold in the Transaction in connection with the production of needle roller, heavy-duty roller and ball bearings and motion control components and assemblies. Timken continues to evaluate options concerning the use of these assets.

      Pursuant to the Purchase Agreement, Timken paid IR cash consideration of $700 million, which is subject to customary post-closing purchase price adjustments, and issued approximately $140 million of Timken's common stock to Ingersoll-Rand Company, a subsidiary of IR. The cash consideration for the Transaction was financed, in addition to using cash on hand, through the incurrence of approximately $86 million of debt under a new $500 million five-year revolving credit facility, a $125 million accounts receivable facility, approximately $179.6 million of net proceeds from the public offering of 12,650,000 shares of Timken common stock and approximately $246.5 million of net proceeds from the public offering of $250 million of Timken's 5.75% Notes due 2010. The 9,395,973 shares Timken issued to IR represent approximately 11% of Timken's outstanding common stock after the public equity offering and the issuance of shares to IR.

      The Transaction is described further in the press release, dated February 18, 2003, attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) (1) Audited Combined Financial Statements of Ingersoll-Rand Engineered Solutions Business (an operating business unit of Ingersoll-Rand Company Limited) for the years ended December 31, 2001, 2000 and 1999 (incorporated by reference to Exhibit 99.1 to Timken's Current Report filed on Form 8-K on December 24, 2002).

      (2) Unaudited Combined Financial Statements of Ingersoll-Rand Engineered Solutions Business (an operating business unit of Ingersoll-Rand Company Limited) for the nine months ended September 30, 2002 and 2001 (incorporated by reference to Exhibit 99.2 to Timken's Current Report filed on Form 8-K on December 24, 2002).

      (3) Audited Combined Financial Statements of Ingersoll-Rand Engineered Solutions Business (an operating business unit of Ingersoll-Rand Company Limited) for the years ended December 31, 2002, 2001 and 2000 (incorporated by reference to Exhibit 99.1 to Timken's Current Report filed on Form 8-K on February 7, 2003).

(b) Unaudited Pro Forma Financial Statements of Timken as of and for the year ended December 31, 2001 and the nine months ended September 30, 2002 (incorporated by


                                       2
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      reference to the information included under the caption "Unaudited Pro
      Forma Financial Information" in the prospectus supplement relating to Timken's 5.75% Notes due 2010 deemed to be included in Amendment No. 6 to Timken's Registration Statement on Form S-3 (File No. 333-100731), filed February 13, 2003).

(c)   Exhibits.

      2.1 Amendment No. 1 to the Purchase Agreement, dated as of February 18, 2003.*

     23.1   Consent of PricewaterhouseCoopers LLP (incorporated by reference to
            Exhibit 23.1 to Timken's Current Report filed on Form 8-K on December 24, 2002 and Exhibit 23.1 to Timken's Current Report filed on Form 8-K on February 7, 2003).

     99.1   Press release dated February 18, 2003.


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* Amendment No. 1 to the Stock and Asset Purchase Agreement filed herewith contains a list briefly identifying the contents of all omitted disclosure schedules. The Company undertakes to furnish supplementally a copy of any omitted disclosure schedules to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE TIMKEN COMPANY

                                      By: /s/ William R. Burkhart
                                         --------------------------------------
                                         William R. Burkhart
                                         Senior Vice President and
                                         General Counsel


Dated: February 18, 2003
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                                  EXHIBIT INDEX

   Exhibit
     No.                               Description

      2.1 Amendment No. 1 to the Purchase Agreement, dated as of February 18, 2003.*

     23.1   Consent of PricewaterhouseCoopers LLP (incorporated by reference to
            Exhibit 23.1 to Timken's Current Report filed on Form 8-K on December 24, 2002 and Exhibit 23.1 to Timken's Current Report filed on Form 8-K on February 7, 2003).

      99.1  Press release dated February 18, 2003.


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* Amendment No. 1 to the Stock and Asset Purchase Agreement filed herewith contains a list briefly identifying the contents of all omitted disclosure schedules. The Company undertakes to furnish supplementally a copy of any omitted disclosure schedules to the Securities and Exchange Commission upon request.